UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934


           Date of Report (Date of earliest reported): February 14, 2005


                             THOMAS EQUIPMENT, INC.
                             ----------------------
               (Exact name of registrant as specified in charter)


        Delaware                     333-44586               58-3565680
----------------------------         -----------            -------------
(State or other jurisdiction         (Commission            (IRS Employer
  of incorporation)                  File Number)          Identification No.)


        1818 North Farwell Avenue, Milwaukee, WI          53202
        ----------------------------------------        ----------
        (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code: (312) 224-8812


                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

      On February 14, 2005, Thomas Equipment, Inc. issued a press release concerning our results of operations for the three months ended December 31, 2004. A copy of that press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

      The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      99.1 Press release issued on February 14, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THOMAS EQUIPMENT, INC.



Date:  February 16, 2005            /s/ CLIFFORD RHEE
                                    ------------------------------------
                                    Clifford Rhee,
                                    President